SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c) The exhibits accompanying this report are listed in the Index to Exhibits on page E-1, which is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

        (a) On May 19, 2003, the registrant issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        (b) On May 19, 2003, the registrant issued a news release, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: May 19, 2003	By: /s/ William E. Hitselberger
William E. Hitselberger
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Number	Description	Method of Filing

(99)	Additional Exhibits

99.1	PMA Capital Corporation news release dated May 19, 2003	Filed herewith.

99.2	PMA Capital Corporation news release dated May 19, 2003	Filed herewith.

E-1